Contact Information: Investor Relations 941-556-2601 investor-relations@ropertech.com	Roper Technologies, Inc.

Roper Technologies Announces Record 2017 Financial Results

Fourth Quarter Revenue Increased 21% and Operating Cash Flow Increased 36%
Full Year Operating Cash Flow Increased to $1.23 Billion

Sarasota, Florida, February 2, 2018 ... Roper Technologies, Inc. (NYSE: ROP), a diversified technology company, reported financial results for the fourth quarter and full year ended December 31, 2017.

Roper reports results - including revenue, gross margin, operating margin, net income, and diluted earnings per share (“DEPS”) - on a GAAP basis and an adjusted basis.

Fourth Quarter 2017

Fourth quarter GAAP and adjusted revenue increased 21% to $1.23 billion, and organic revenue grew 5%. GAAP gross margin expanded 40 basis points to 62.4% and adjusted gross margin expanded 30 basis points to 62.6%.

GAAP DEPS was $4.27, and adjusted DEPS was $2.70, a 23% increase. Adjusted results exclude a one-time net gain of $215 million resulting from the Tax Cuts and Jobs Act, in addition to customary adjustments.

Adjusted EBITDA grew 21% to $441 million. Operating cash flow and free cash flow both increased 36% to $369 million and $353 million, respectively.

Full Year 2017

Full year GAAP revenue increased 22% to $4.61 billion and adjusted revenue grew 23% to $4.67 billion. GAAP gross margin expanded 70 basis points to 62.2% and adjusted gross margin expanded 90 basis points to 62.6%.

Adjusted EBITDA grew 22% to $1.60 billion. Operating cash flow grew to $1.23 billion, a 28% increase and a 23% increase on an adjusted basis.

“2017 was a remarkable year for Roper as our strategic focus on asset-light diversified technology businesses continued to drive shareholder value,’’ said Brian Jellison, Roper’s Chairman, President and CEO. “Cash flow performance across our operations was outstanding, helping us reduce debt by $1.06 billion and operate with negative working capital for the first time. Our strong organic revenue growth was enhanced by contributions from our large 2016 software acquisitions, Deltek and ConstructConnect, which exceeded our initial revenue and cash flow expectations for the year.”

2018 Outlook and Guidance

“The Tax Cuts and Jobs Act will provide significant benefits for Roper,” said Mr. Jellison. “The expected decrease in our effective tax rate will lead to increases in both earnings and cash flow in 2018 and beyond. Furthermore, our ability to better access our cash worldwide will enable us to accelerate investment and continue pursuing attractive acquisition opportunities from a robust pipeline.”

Roper expects full year adjusted DEPS between $10.88 and $11.20 with first quarter adjusted DEPS between $2.44 and $2.50.

The Company’s guidance excludes the impact of future acquisitions or divestitures.

Conference Call to be Held at 8:30 AM (ET) Today

A conference call to discuss these results has been scheduled for 8:30 AM ET on Friday, February 2, 2018. The call can be accessed via webcast or by dialing +1 888-455-2265 (US/Canada) or +1 719-325-4747, using confirmation code 1925510. Webcast information and conference call materials will be made available in the Investors section of Roper’s website (www.ropertech.com) prior to the start of the call. The webcast can also be accessed directly by using the following URL https://event.webcast. Telephonic replays will be available for up to two weeks and can be accessed by using the following registration URL https://event.replay with access code 1925510.

Use of Non-GAAP Financial Information

The Company supplements its consolidated financial statements presented on a GAAP basis with certain non-GAAP financial information to provide investors with greater insight, increase transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making. Reconciliation of non-GAAP measures to their most directly comparable GAAP measures are included in the accompanying financial schedules or tables. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures prepared in accordance with GAAP, and the financial results prepared in accordance with GAAP and reconciliations from these results should be carefully evaluated.

Table 1: Adjusted Operating Cash Flow Reconciliation ($M)

	FY 2017	FY 2016	V%
GAAP Operating Cash Flow	$ 1,234	$ 964	28%
Cash taxes related to 2015 sale of Abel Pump	-	37
Adjusted Operating Cash Flow	$ 1,234	$ 1,001	23%

Table 2: Adjusted Revenue Reconciliation and Growth Detail ($M)

	Q4 2017	Q4 2016	V %
GAAP Revenue	$1,227	$1,011	21%
Purchase accounting adjustment to acquired deferred revenue	8	7
Adjusted Revenue	$1,235	$1,018	21%

Components of Adjusted Revenue Growth
Organic			5%
Acquisitions/Divestitures			15%
Foreign Exchange			1%
Total Adjusted Revenue Growth			21%

	FY 2017	FY 2016	V %
GAAP Revenue	$4,607	$3,790	22%
Purchase accounting adjustment to acquired deferred revenue	57	15
Rounding	1	-
Adjusted Revenue	$4,665	$3,805	23%

Components of Adjusted Revenue Growth
Organic			5%
Acquisitions/Divestitures			17%
Foreign Exchange			0%
Rounding			1%
Total Adjusted Revenue Growth			23%

Table 3: Adjusted Gross Margin Reconciliation ($M)

	Q4 2017	Q4 2016	V Bps
GAAP Revenue	$1,227	$1,011
Purchase accounting adjustment to acquired deferred revenue	8	7
Adjusted Revenue	$1,235	$1,018

GAAP Gross Profit	$765	$627
Purchase accounting adjustment to acquired deferred revenue	8	7
Adjusted Gross Profit	$773	$634

GAAP Gross Margin	62.4%	62.0%	+40 bps
Adjusted Gross Margin	62.6%	62.3%	+30 bps

	FY 2017	FY 2016	V Bps
GAAP Revenue	$4,607	$3,790
Purchase accounting adjustment to acquired deferred revenue	57	15
Rounding	1	-
Adjusted Revenue	$4,665	$3,805

GAAP Gross Profit	$2,865	$2,332
Purchase accounting adjustment to acquired deferred revenue	57	15
Purchase accounting adjustment for commission expense and acquisition-related inventory step-up charge	(0)	0
Rounding	-	1
Adjusted Gross Profit	$2,922	$2,348

GAAP Gross Margin	62.2%	61.5%	+70 bps
Adjusted Gross Margin	62.6%	61.7%	+90 bps

Table 4: Adjusted DEPS ReconciliationA

	Q4 2017	Q4 2016	V %
GAAP DEPS	$4.27	$1.78	141%
Purchase accounting adjustment to acquired deferred revenue	0.05	0.05
Purchase accounting adjustment for commission expense	(0.01)	(0.00)
Acquisition-related expenses deemed significant	-	0.04
Amortization of acquisition-related intangible assetsB	0.46	0.34
One-time net gain resulting from the Tax Cuts and Jobs ActC	(2.07)	-
Rounding	-	(0.01)
Adjusted DEPS	$2.70	$2.20	23%

	FY 2017	FY 2016	V %
GAAP DEPS	$9.39	$6.43	46%
Purchase accounting adjustment to acquired deferred revenue	0.36	0.10
Purchase accounting adjustment for commission expense	(0.03)	(0.00)
Acquisition-related expenses deemed significant	-	0.04
Amortization of acquisition-related intangible assetsB	1.83	1.27
Gain on sale of divested energy product line	(0.06)	-
Impairment charge on minority investment	0.01	-
Debt extinguishment charge	-	0.01
One-time net gain resulting from the Tax Cuts and Jobs ActC	(2.08)	-
Rounding	-	(0.01)
Adjusted DEPS	$9.42	$7.84	20%

Table 5A: Q4 Adjusted EBITDA Reconciliation ($M)

	Q4 2017	Q4 2016	V% / Bps
GAAP Revenue	$1,227	$1,011
Purchase accounting adjustment to acquired deferred revenue	8	7
Adjusted Revenue	$1,235	$1,018

GAAP Net Earnings	$444	$182
Taxes	(140)	76
Interest expense	43	30
Depreciation	13	9
Amortization	74	54
Rounding	(1)	1
EBITDA	$433	$352

Purchase accounting adjustment to acquired deferred revenue	8	7
Purchase accounting adjustment for commission expense	(1)	(0)
Acquisition-related expenses deemed significant	-	6
Rounding	1	-
Adjusted EBITDA	$441	$365	21%
% of Adjusted Revenue	35.7%	35.9%	(20) bps

Table 5B: Full Year Adjusted EBITDA Reconciliation ($M)

	FY 2017	FY 2016	V% / Bps
GAAP Revenue	$4,607	$3,790
Purchase accounting adjustment to acquired deferred revenue	57	15
Rounding	1	-
Adjusted Revenue	$4,665	$3,805

GAAP Net Earnings	$972	$659
Taxes	63	282
Interest expense	181	112
Depreciation	50	37
Amortization	295	203
Rounding	(1)	-
EBITDA	$1,560	$1,293

Purchase accounting adjustment to acquired deferred revenue	57	15
Purchase accounting adjustment for commission expense	(5)	(0)
Acquisition-related inventory step-up charge	-	0
Acquisition-related expenses deemed significant	-	6
Gain on sale of divested Energy product line	(9)	-
Impairment charge on minority investment	2	-
Debt extinguishment charge	-	1
Adjusted EBITDA	$1,605	$1,315	22%
% of Adjusted Revenue	34.4%	34.6%	(20) bps

Table 6: Forecasted Adjusted DEPS ReconciliationA

	Q1 2018		Full Year 2018
	Low End	High End	Low End	High End
GAAP DEPS	$1.87	$1.93	$8.64	$8.96
Purchase accounting adjustments to acquired deferred revenueD	0.01	0.01	0.03	0.03
Amortization of acquisition-related intangible assetsB	0.56	0.56	2.21	2.21
Adjustments to 2017 provisional income tax amounts resulting from the Tax Cuts and Jobs Act	TBD	TBD	TBD	TBD
Adjusted DEPS	$2.44	$2.50	$10.88	$11.20

A.	All 2017 and 2016 adjustments taxed at 35%, all 2018 adjustments taxed at 21%.

B.
Actual results and forecast of estimated amortization of acquisition-related intangible assets ($M, except per share data); for comparison purposes, prior period amounts are also shown below. Tax rate of 35% applied to amortization in 2016 and 2017, and a tax rate of 21% applied to amortization in 2018.

	Q4 2016A	FY 2016A	Q4 2017A	FY 2017A	Q1 2018E	FY 2018E
Pretax	$54	$201	$73	$292	$74	$292
After-tax	$35	$131	$47	$190	$58	$231
Per share	$0.34	$1.27	$0.46	$1.83	$0.56	$2.21

C.	One-time net gain resulting from the Tax Cuts and Jobs Act ($215.4M after-tax).

D.	Forecasted acquisition-related fair value adjustments to acquired deferred revenue of Deltek and Onvia, as shown below ($M, except per share data).

	Q1 2018E	FY 2018E
Pretax	$2	$5
After-tax	$2	$3
Per Share	$0.01	$0.03

About Roper Technologies

Roper Technologies is a constituent of the S&P 500, Fortune 1000, and the Russell 1000 indices. Roper designs and develops software (both software-as-a-service and licensed), and engineered products and solutions for healthcare, transportation, food, energy, water, education and other niche markets worldwide. Additional information about Roper is available on the Company’s website at www.ropertech.com.

The information provided in this press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements may include, among others, statements regarding operating results, the success of our internal operating plans, and the prospects for newly acquired businesses to be integrated and contribute to future growth, profit and cash flow expectations. Forward-looking statements may be indicated by words or phrases such as "anticipate," "estimate," "plans," "expects," "projects," "should," "will," "believes," "intends" and similar words and phrases. These statements reflect management's current beliefs and are not guarantees of future performance. They involve risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement. Such risks and uncertainties include our ability to identify and complete acquisitions consistent with our business strategies, integrate acquisitions that have been completed, realize expected benefits and synergies from, and manage other risks associated with, the newly acquired businesses. We also face other general risks, including our ability to realize cost savings from our operating initiatives, general economic conditions and the conditions of the specific markets in which we operate, changes in foreign exchange rates, difficulties associated with exports, risks associated with our international operations, increased product liability and insurance costs, increased warranty exposure, future competition, changes in the supply of, or price for, parts and components, environmental compliance costs and liabilities, risks and cost associated with asbestos related litigation, potential write-offs of our substantial intangible assets, and risks associated with obtaining governmental approvals and maintaining regulatory compliance for new and existing products. Important risks may be discussed in current and subsequent filings with the SEC. You should not place undue reliance on any forward-looking statements. These statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Roper Technologies, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets (unaudited)
(Amounts in thousands)

ASSETS:	December 31, 2017	December 31, 2016
Cash and cash equivalents	$671,327	$757,200
Accounts receivable, net	641,662	619,854
Inventories, net	204,933	181,952
Unbilled receivables	143,634	129,965
Other current assets	97,846	87,530
Total current assets	1,759,402	1,776,501

Property, plant and equipment, net	142,535	141,318
Goodwill	8,820,313	8,647,142
Other intangible assets, net	3,475,218	3,655,843
Deferred taxes	30,726	30,620
Other assets	88,219	73,503
Total assets	$14,316,413	$14,324,927

LIABILITIES AND STOCKHOLDERS' EQUITY:
Accounts payable	$171,073	$152,067
Accrued compensation	198,020	161,730
Deferred revenue	566,447	488,399
Other accrued liabilities	266,574	219,339
Income taxes payable	26,351	22,762
Current portion of long-term debt, net	800,944	400,975
Total current liabilities	2,029,409	1,445,272

Long-term debt, net of current portion	4,354,611	5,808,561
Deferred taxes	829,657	1,178,205
Other liabilities	239,172	104,024
Total liabilities	7,452,849	8,536,062

Common stock	1,044	1,036
Additional paid-in capital	1,602,869	1,489,067
Retained earnings	5,464,571	4,642,402
Accumulated other comprehensive loss	(186,214)	(324,739)
Treasury stock	(18,706)	(18,901)
Total stockholders' equity	6,863,564	5,788,865
Total liabilities and stockholders' equity	$14,316,413	$14,324,927

Roper Technologies, Inc. and Subsidiaries
Condensed Consolidated Statements of Earnings (unaudited)
(Amounts in thousands, except per share data)
	Three months ended December 31,		Twelve months ended December 31,
	2017	2016	2017	2016
Net revenues	$1,226,583	$1,010,800	$4,607,471	$3,789,925
Cost of sales	461,471	383,922	1,742,675	1,457,515
Gross profit	765,112	626,878	2,864,796	2,332,410
Selling, general and administrative expenses	418,129	337,774	1,654,552	1,277,847
Income from operations	346,983	289,104	1,210,244	1,054,563
Interest expense, net	43,365	30,483	180,566	111,559
Other income/(expense), net	(218)	(355)	5,045	(2,352)
Earnings before income taxes	303,400	258,266	1,034,723	940,652
Income taxes	(140,472)	76,185	62,951	282,007
Net earnings	$443,872	$182,081	$971,772	$658,645

Earnings per share:
Basic	$4.33	$1.79	$9.51	$6.50
Diluted	$4.27	$1.78	$9.39	$6.43

Weighted-average common shares outstanding:
Basic	102,395	101,469	102,168	101,291
Diluted	103,863	102,580	103,522	102,464

Roper Technologies, Inc. and Subsidiaries
Selected Segment Financial Data (unaudited)
(Amounts in thousands and percents of net revenues)

	Three months ended December 31,				Twelve months ended December 31,
	2017		2016		2017		2016
	Amount	%	Amount	%	Amount	%	Amount	%
Net revenues:
RF Technology	$491,438		$337,728		$1,862,126		$1,210,264
Medical & Scientific Imaging	367,711		351,987		1,410,349		1,362,813
Industrial Technology	206,994		178,446		783,707		706,625
Energy Systems & Controls	160,440		142,639		551,289		510,223
Total	$1,226,583		$1,010,800		$4,607,471		$3,789,925
Gross profit:
RF Technology	$306,833	62.4%	$193,430	57.3%	$1,136,929	61.1%	$685,923	56.7%
Medical & Scientific Imaging	262,104	71.3%	256,941	73.0%	1,015,200	72.0%	997,666	73.2%
Industrial Technology	102,778	49.7%	90,683	50.8%	396,188	50.6%	357,362	50.6%
Energy Systems & Controls	93,397	58.2%	85,824	60.2%	316,479	57.4%	291,459	57.1%
Total	$765,112	62.4%	$626,878	62.0%	$2,864,796	62.2%	$2,332,410	61.5%
Operating profit*:
RF Technology	$136,605	27.8%	$99,562	29.5%	$479,295	25.7%	$372,467	30.8%
Medical & Scientific Imaging	129,961	35.3%	129,842	36.9%	486,575	34.5%	477,548	35.0%
Industrial Technology	60,901	29.4%	51,601	28.9%	235,018	30.0%	202,451	28.7%
Energy Systems & Controls	51,709	32.2%	45,874	32.2%	151,163	27.4%	129,602	25.4%
Total	$379,176	30.9%	$326,879	32.3%	$1,352,051	29.3%	$1,182,068	31.2%
Net Orders:
RF Technology	$524,670		$378,587		$1,929,438		$1,278,246
Medical & Scientific Imaging	394,015		384,097		1,448,269		1,399,007
Industrial Technology	219,585		175,993		826,666		704,622
Energy Systems & Controls	166,258		146,008		556,692		514,300
Total	$1,304,528		$1,084,685		$4,761,065		$3,896,175

*Segment operating profit is before unallocated corporate general and administrative expenses. These expenses were $32,193 and $37,775 for the three months ended December 31, 2017 and 2016, respectively, and $141,807 and $127,505 for the twelve months ended December 30, 2017 and 2016, respectively.

Roper Technologies, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows (unaudited)
(Amounts in thousands)

	Years ended December 31,
	2017	2016
Cash flows from operating activities:
Net earnings	$971,772	$658,645
Adjustments to reconcile net earnings to cash flows from operating activities:
Depreciation and amortization of property, plant and equipment	49,513	37,299
Amortization of intangible assets	295,452	203,154
Amortization of deferred financing costs	7,227	5,612
Non-cash stock compensation	83,075	78,827
Gain on sale of assets	(9,393)	—
Changes in operating assets and liabilities, net of acquired businesses:
Accounts receivable	(6,673)	(20,734)
Unbilled receivables	(13,493)	(1,202)
Inventories	(15,363)	6,353
Accounts payable and accrued liabilities	73,333	20,176
Deferred revenue	74,881	25,190
Income taxes	(256,971)	(47,589)
Other, net	(18,878)	(1,946)
Cash provided by operating activities	1,234,482	963,785
Cash flows from investing activities:
Acquisitions of businesses, net of cash acquired	(153,736)	(3,721,758)
Capital expenditures	(48,752)	(37,305)
Capitalized software expenditures	(10,784)	(2,801)
Proceeds from sale of assets	10,628	870
Other, net	(6,932)	8,138
Cash used in investing activities	(209,576)	(3,752,856)
Cash flows from financing activities:
Proceeds from senior notes	—	1,200,000
Payment of senior notes	(400,000)	—
Borrowings/(payments) under revolving line of credit, net	(660,000)	1,750,000
Principal payments on convertible notes	—	(4,284)
Debt issuance costs	—	(17,266)
Cash dividends to stockholders	(142,753)	(121,130)
Treasury stock sales	4,198	3,340
Proceeds from stock based compensation, net	28,487	9,998
Redemption premium on convertible debt	—	(14,166)
Other	51	(1,229)
Cash provided by/(used in) financing activities	(1,170,017)	2,805,263
Effect of exchange rate changes on cash	59,238	(37,503)
Net increase/(decrease) in cash and cash equivalents	(85,873)	(21,311)
Cash and cash equivalents, beginning of year	757,200	778,511
Cash and cash equivalents, end of year	$671,327	$757,200